EXHIBIT 99.1

FOR IMMEDIATE RELEASE	FOR INFORMATION CONTACT:
March 18, 2010	Bud Foshee (205) 949-0307

SERVISFIRST BANCSHARES, INC.
COMPLETES THE SALE OF $15,000,000
MANDATORY CONVERTIBLE TRUST PREFERRED SECURITIES

Birmingham, AL – ServisFirst Bancshares, Inc. announced today that it had completed the sale of $15,000,000 in Mandatory Convertible Trust Preferred Securities, including the full exercise of a $3,000,000 over-allotment option. These securities were sold in a private placement primarily to existing shareholders.

 “This capital will be used to support our plans for continued profitable growth in our four regions of Alabama,” said Tom Broughton, President and CEO.  “We are gratified that the offering was oversubscribed by 100 percent in one month, thanks to our great base of shareholders.”

ABOUT SERVISFIRST:

ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst provides business and personal financial services through locations in Birmingham, Huntsville, Montgomery and Dothan, Alabama.

ServisFirst files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

ServisFirst Bank is a full service bank focused on commercial banking, cash management, private banking and the professional consumer market, emphasizing competitive products, state-of-the-art technology and a focus on quality service.  Recently the bank announced its benchmark of success of accumulating over $1.6 billion in assets with no brokered deposits. The bank offers sophisticated cash management products, Internet banking, home mortgage lending, remote deposit express service and highly competitive rates.

ServisFirst Bank was formed in Birmingham in May 2005 and opened ServisFirst Bank Huntsville in August 2006, ServisFirst Bank Montgomery in June 2007 and ServisFirst Bank Dothan in September 2008.  More information about ServisFirst Bank may be obtained at www.servisfirstbank.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,”, “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc. are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such  forward-looking statements including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base;, possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and the value of collateral; the effect of natural disasters, such as hurricanes, in our geographic markets; and increased competition from both banks and non-bank financial institutions. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

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FOR IMMEDIATE RELEASE	FOR INFORMATION CONTACT:
March 18, 2010	Bud Foshee (205) 949-0307
Andy Kattos (256) 722-7801

SERVISFIRST BANCSHARES, INC.
COMPLETES THE SALE OF $15,000,000
MANDATORY CONVERTIBLE TRUST PREFERRED SECURITIES

Huntsville, AL – ServisFirst Bancshares, Inc. announced today that it had completed the sale of $15,000,000 in Mandatory Convertible Trust Preferred Securities, including the full exercise of a $3,000,000 over-allotment option. These securities were sold in a private placement primarily to existing shareholders.

“We are very pleased that the offering was oversubscribed by 100 percent in one month, thanks to our outstanding shareholders,” said Andy Kattos, Huntsville President and CEO of ServisFirst Bank.  “The confidence our investors have demonstrated is truly gratifying.”

ABOUT SERVISFIRST:

ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst provides business and personal financial services through locations in Birmingham, Huntsville, Montgomery and Dothan, Alabama.

ServisFirst files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

ServisFirst Bank is a full service bank focused on commercial banking, cash management, private banking and the professional consumer market, emphasizing competitive products, state-of-the-art technology and a focus on quality service.  Recently the bank announced its benchmark of success of accumulating over $1.6 billion in assets with no brokered deposits. The bank offers sophisticated cash management products, Internet banking, home mortgage lending, remote deposit express service and highly competitive rates.

ServisFirst Bank was formed in Birmingham in May 2005 and opened ServisFirst Bank Huntsville in August 2006, ServisFirst Bank Montgomery in June 2007 and ServisFirst Bank Dothan in September 2008.  More information about ServisFirst Bank may be obtained at www.servisfirstbank.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,”, “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc. are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such  forward-looking statements including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base;, possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and the value of collateral; the effect of natural disasters, such as hurricanes, in our geographic markets; and increased competition from both banks and non-bank financial institutions. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

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FOR IMMEDIATE RELEASE	FOR INFORMATION CONTACT:
March 18, 2010	Bud Foshee (205) 949-0307
Carl Barker (334) 652-1294

SERVISFIRST BANCSHARES, INC.
COMPLETES THE SALE OF $15,000,000
MANDATORY CONVERTIBLE TRUST PREFERRED SECURITIES

Montgomery, AL – ServisFirst Bancshares, Inc. announced today that it had completed the sale of $15,000,000 in Mandatory Convertible Trust Preferred Securities, including the full exercise of a $3,000,000 over-allotment option. These securities were sold in a private placement primarily to existing shareholders.

“ServisFirst Bank is so pleased that the offering was oversubscribed by 100 percent in just one month, thanks to our great base of shareholders,” said Carl Barker, Montgomery President and CEO of ServisFirst Bank. “This capital will be used to support our plans for continued profitable growth for the bank and for the benefit of our customers.”

ABOUT SERVISFIRST:

ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst provides business and personal financial services through locations in Birmingham, Huntsville, Montgomery and Dothan, Alabama.

ServisFirst files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

ServisFirst Bank is a full service bank focused on commercial banking, cash management, private banking and the professional consumer market, emphasizing competitive products, state-of-the-art technology and a focus on quality service.  Recently the bank announced its benchmark of success of accumulating over $1.6 billion in assets with no brokered deposits. The bank offers sophisticated cash management products, Internet banking, home mortgage lending, remote deposit express service and highly competitive rates.

ServisFirst Bank was formed in Birmingham in May 2005 and opened ServisFirst Bank Huntsville in August 2006, ServisFirst Bank Montgomery in June 2007 and ServisFirst Bank Dothan in September 2008.  More information about ServisFirst Bank may be obtained at www.servisfirstbank.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,”, “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc. are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such  forward-looking statements including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base;, possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and the value of collateral; the effect of natural disasters, such as hurricanes, in our geographic markets; and increased competition from both banks and non-bank financial institutions. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

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FOR IMMEDIATE RELEASE	FOR INFORMATION CONTACT:
March 18, 2010	Bud Foshee (205) 949-0307
Ronald DeVane (334) 618-0049

SERVISFIRST BANCSHARES, INC.
COMPLETES THE SALE OF $15,000,000
MANDATORY CONVERTIBLE TRUST PREFERRED SECURITIES

Dothan, AL – ServisFirst Bancshares, Inc. announced today that it had completed the sale of $15,000,000 in Mandatory Convertible Trust Preferred Securities, including the full exercise of a $3,000,000 over-allotment option. These securities were sold in a private placement primarily to existing shareholders.

“We plan to use this capital to support our plans for continued profitable growth,” said Ronald DeVane, Dothan President and CEO of ServisFirst Bank.  “We are very pleased that the offering was oversubscribed by 100 percent in one month, thanks to our great group of shareholders.”

ABOUT SERVISFIRST:

ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst provides business and personal financial services through locations in Birmingham, Huntsville, Montgomery and Dothan, Alabama.

ServisFirst files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

ServisFirst Bank is a full service bank focused on commercial banking, cash management, private banking and the professional consumer market, emphasizing competitive products, state-of-the-art technology and a focus on quality service.  Recently the bank announced its benchmark of success of accumulating over $1.6 billion in assets with no brokered deposits. The bank offers sophisticated cash management products, Internet banking, home mortgage lending, remote deposit express service and highly competitive rates.

ServisFirst Bank was formed in Birmingham in May 2005 and opened ServisFirst Bank Huntsville in August 2006, ServisFirst Bank Montgomery in June 2007 and ServisFirst Bank Dothan in September 2008.  More information about ServisFirst Bank may be obtained at www.servisfirstbank.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,”, “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc. are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such  forward-looking statements including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base;, possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and the value of collateral; the effect of natural disasters, such as hurricanes, in our geographic markets; and increased competition from both banks and non-bank financial institutions. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

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